Exhibit 99.1

FOR IMMEDIATE RELEASE

NEW YORK CITY REIT ANNOUNCES RELEASE DATE

FOR FOURTH QUARTER AND FULL YEAR 2020 RESULTS

NEW YORK – FEBRUARY 26, 2021 - New York City REIT, Inc. (NYSE: NYC) (“NYC” or the “Company”) announced today it will release its financial results for the fourth quarter and full year ended December 31, 2020 on Tuesday, March 16, 2021 before the start of trading on the New York Stock Exchange.

The Company will host a conference call and audio webcast on Tuesday, March 16, 2021, beginning at 11:00 a.m. ET, to discuss the fourth quarter and full year results and provide commentary on business performance. The call will be conducted by NYC’s management team and a question and answer session with analysts and investors will follow the prepared remarks.

Dial-in instructions for the conference call and the replay are outlined below. This conference call will also be broadcast live over the Internet and can be accessed by all interested parties through the NYC website, www.newyorkcityreit.com, in the “Investor Relations” section. To listen to the live call, please go to the “Investor Relations” section of the Company’s website at least 15 minutes prior to the start of the call to register and download any necessary audio software. For those who are not able to listen to the live broadcast, a replay will be available shortly after the call on the NYC website.

Conference Call Details

This quarter, given the combined high volume of conference calls occurring during this time of year generally and the impact that the COVID-19 virus has had on staffing and capacity at our conference call provider, we anticipate potential delays if you dial in to be connected to the live call. As a result we encourage stockholders and interested parties to join us for the Company’s earnings results discussion via the webcast link. If you choose to dial in to the live call please allow extra time to be connected to the call. Dial in information is below.

Live Call

Dial-In (Toll Free): 1-888-317-6003

International Dial-In: 1-412-317-6061

Canada Dial-In (Toll Free): 1-866-605-3851

Participant Elite Entry Number: 4331071

Conference Replay*

Domestic Dial-In (Toll Free): 1-877-344-7529

International Dial-In: 1-412-317-0088

Canada Dial-In (Toll Free): 1-855-669-9658

Conference Number: 10151957

*Available one hour after the end of the conference call through June 16, 2021.

About New York City REIT, Inc.

New York City REIT, Inc. is a publicly traded REIT that owns a portfolio of high-quality commercial real estate located within the five boroughs of New York City. Additional information about NYC can be found on its website at www.newyorkcityreit.com.

Forward-Looking Statements

The statements in this press release that are not historical facts may be forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause the outcome to be materially different. In addition, words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “would,” or similar expressions indicate a forward-looking statement, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those contemplated by such forward-looking statements, including those set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of NYC’s most recent Annual Report on Form 10-K for the year ended December 31, 2019 filed on March 19, 2020, NYC’s most recent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020, filed on May 14, 2020, August 13, 2020, and November 12, 2020, and all other filings filed with the Securities and Exchange Commission after that date. Further, forward-looking statements speak only as of the date they are made, and NYC undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law.

Contacts:

Investor Relations

info@ar-global.com

(866) 902-0063